AGREEMENT REGARDING DELAWARE LAW


     This Agreement Regarding Delaware Law (this "Agreement") is entered into as of November 9, 1993 between Lomas Financial
Corporation (the "Company") and each of the entities and individuals listed under the heading "The Cold Spring Group" on the signature pages hereof (such entities and individuals being referred to collectively herein as the "Cold Spring Group").

                      W I T N E S S E T H :

     WHEREAS, the Company and the Cold Spring Group entered into that certain Trigger Amendment dated as of June 9, 1992, pursuant to which the Company agreed to, among other things, increase the "Trigger Percentage" (as such term is defined in the Rights Agreement, as amended, dated as of January 30, 1992 between the Company and Ameritrust Company National Association, as Rights Agent (the "Rights Agreement")), at which the Cold Spring Group (together with all its "Associates" and "Affiliates" (as such terms are defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended)) would become an "Acquiring Person" under the Rights Agreement from 15% to 20%, subject to the terms and conditions set forth therein;

     WHEREAS, the Company and the Cold Spring Group entered into that certain Trigger Amendment No. 2 dated as of August 18, 1992, pursuant to which the Company agreed to, among other things, increase the Trigger Percentage at which the Cold Spring Group (together with all its Associates and Affiliates) would become an Acquiring Person under the Rights Agreement from 20% to 21.9% (provided that not more than 19.9% of the 21.9% shall have been evidenced by the ownership of outstanding Common Stock of the Company, exclusive of any exchangeable or convertible securities), subject to the terms and conditions set forth therein;

     WHEREAS, the Company and the Cold Spring Group entered into that certain Trigger Amendment No. 3 dated as of October 5, 1993, pursuant to which the Company agreed, among other things, to increase the Trigger Percentage at which the Cold Spring Group (together with all its Associates and Affiliates) would become an Acquiring Person under the Rights Agreement from 21.9% to 24.9% (provided that not more than 22.9% of the 24.9% shall have been evidenced by the ownership of outstanding Common Stock of the Company, exclusive of any exchangeable or convertible securities), subject to the terms and conditions set forth therein;

     WHEREAS, each of the Trigger Amendment, the Trigger Amendment No. 2 and the Trigger Amendment No. 3 (collectively referred to hereafter as, the "Trigger Amendment"), also provided that the approval of the Company's Board of Directors under Section 203 of the Delaware General Corporation Law be deemed as given to the Cold Spring Group up to a certain percentage ownership level of the Company's securities as provided in each such agreement;

     WHEREAS, the Rights Agreement, as amended, has expired and terminated in accordance with the terms thereof on November 2, 1993, the date of the Company's Annual Meeting of Stockholders; and

     WHEREAS, the Company is willing to further address certain matters relating to the investment of the Cold Spring Group (together with all its Associates and Affiliates) in securities of the Company and certain related matters regarding the approval of the Company's Board of Directors pursuant to Section 203 of the Delaware General Corporation Law, subject to the terms and conditions set forth below;

     NOW, THEREFORE, in consideration of the mutual agreements and promises made in this Agreement by the parties, and other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, the parties hereto agree as follows:

     1. Application of Section 203 of the Delaware General Corporation Law. Pursuant to a resolution heretofore adopted by the Board of Directors of the Company (the "Board"), so long as any transaction contemplated or entered into by the Cold Spring Group does not or would not result in the Cold Spring Group (together with all its Affiliates and Associates) at any time (a) beneficially owning 35% or more of the Common Stock, par value $1.00 per share, of the Company (the "Common Stock") or (b) owning, directly or indirectly, more than 33% of the Common Stock outstanding at such time (excluding for the purposes of this clause
(b) all securities of the Company convertible into or exercisable or exchangeable for Common Stock) (each of the events described in clauses (a) and (b) of this Section 1 being hereinafter referred to as "Termination Event"), such transaction is approved for purposes of Section 203(a)(1) of the Delaware General Corporation Law ("Section 203(a)(1)"); provided, however, that if at any time a Termination Event occurs, (i) this Agreement shall terminate forthwith at such time and be null and void and of no further force or effect and (ii) if the Cold Spring Group would at the time of such Termination Event, in the absence of any Section 203(a)(1) Board approval, otherwise be subject to Section 203 of the Delaware General Corporation Law ("Section 203"), no approval by the Board under Section 203(a)(1) shall be deemed to have been given, and the Cold Spring Group shall be subject to Section 203 at such time. Notwithstanding the foregoing, the Cold Spring Group may increase its ownership of Common Stock in excess of the percentage levels specified in this Section 1 as otherwise agreed in writing with the Company or as otherwise permitted by Section 203(a)(2) as if the Cold Spring Group were not an "Interested Stockholder" for purposes of Section 203.

     2. Investment Representation. Each member of the Cold Spring Group hereby represents to the Company that the shares of Common Stock currently or hereafter, as the case may be, beneficially owned by the Cold Spring Group (i) have been and will be acquired in the ordinary course of business, (ii) were not and will not be acquired for the purpose of and do not have and will not have the effect of changing or influencing the control of the Company, and
(iii) were not and will not be acquired in connection with or as a participant in any transaction having such purpose or effect.

     3. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     4.   Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF
DELAWARE.

     5. Entire Agreement; Modification; Waivers. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements (including, without limitation, the Trigger Amendment, and except those contemplated hereunder), understandings, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or agreements between the parties in connection with the subject matter hereof except as set forth or referred to herein. No supplement, modification or waiver of this Agreement or any provision hereof shall be binding unless executed in writing by the parties to be bound thereby. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provisions (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     6. Headings. Section headings are not to be considered part of this Agreement and are included solely for convenience and are not intended to be full or accurate descriptions of the content thereof.

     7. Successors; Assignment. Except as otherwise provided in this Agreement, all of the terms, provisions, covenants, representations, warranties and conditions of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors. This Agreement is not assignable by any member of or entity in the Cold Spring Group.

     IN WITNESS WHEREOF, this Agreement has been duly executed by each of the parties hereto through their respective authorized representatives, as of the day and year first above written.

                              LOMAS FINANCIAL CORPORATION



                              By:  /s/JAMES L. CROWSON
                                  ------------------------------
                                  James L. Crowson
                                  Senior Vice President and
                                  General Counsel

                              THE COLD SPRING GROUP:

                              COLD SPRING ASSOCIATES, L.P.

                              By: Cold Spring Management, Inc.
                                  General Partner


                                  By:  /s/MARK M. FELDMAN
                                      --------------------------
                                      Mark M. Feldman, President

                              GREEN POND ASSOCIATES, L.P.

                              By: Green Pond Management, Inc.
                                  General Partner


                                  By:  /s/MARK M. FELDMAN
                                      --------------------------
                                      Mark M. Feldman, President

                              RIVER ROAD INTERNATIONAL, L.P.

                              By: River Road Capital Management,
                                  General Partner


                                  By:  /s/S. DONALD SUSSMAN
                                      --------------------------
                                      S. Donald Sussman
                                      General Partner

                              By: River Road Partners,
                                  General Partner


                                  By:   /s/S. DONALD SUSSMAN
                                      --------------------------
                                      S. Donald Sussman,
                                      General Partner

                              PALOMA SECURITIES


                              By:  /s/ROBERT JONES
                                  ------------------------------
                                  Robert Jones
                                  General Partner

                              By: Paloma Partners Management
                                  Company, General Partner


                              By:  /s/S. DONALD SUSSMAN
                                  ------------------------------
                                  S. Donald Sussman, President


                               /s/S. DONALD SUSSMAN
                              ----------------------------------
                              S. DONALD SUSSMAN


                               /s/MARK M. FELDMAN
                              ----------------------------------
                              MARK M. FELDMAN


                               /s/PAUL S. WOLANSKY
                              ----------------------------------
                              PAUL S. WOLANSKY